EXHIBIT 24-1

DUKE ENERGY CORPORATION

POWER OF ATTORNEY

Registration Statement on Form S-8

Common Stock

The undersigned DUKE ENERGY CORPORATION, a North Carolina corporation, and certain of its officers and/or directors, do each hereby constitute and appoint David L. Hauser, Myron L. Caldwell and Robert T. Lucas III, and each of them, to act as attorneys-in-fact for and in the respective names, places and stead of the undersigned, to execute, seal, sign and file with the Securities and Exchange Commission a Registration Statement or Registration Statements of said Duke Energy Corporation on Form S-8 and any and all amendments thereto (including pre-effective and post-effective amendments and any other registration statement filed pursuant to the provisions of Rule 462(b) under the Securities Act of 1933, as amended (the “Act”)) for the purpose of registering under the Act shares of Common Stock for use with respect to one or more employee plans of Duke Energy Corporation, hereby granting to said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, or proper to be done in and about the premises, as fully to all intents and purposes as the undersigned, or any of them, might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

Executed the 4th day of March, 2005.

DUKE ENERGY CORPORATION

By:	/s/ Paul M. Anderson
Chairman and Chief Executive Officer

(Corporate Seal)

ATTEST:

/s/ Robert T. Lucas III
Assistant Secretary

/s/ Paul M. Anderson	Chairman and Chief Executive Officer (Principal Executive Officer and Director)
Paul M. Anderson

/s/ David L. Hauser	Group Vice President and Chief Financial Officer (Principal Financial Officer)
David L. Hauser

/s/ Keith G. Butler	Vice President and Controller (Principal Accounting Officer)
Keith G. Butler

/s/ Roger Agnelli	(Director)
Roger Agnelli

/s/ G. Alex Bernhardt	(Director)
G. Alex Bernhardt

/s/ Robert J. Brown	(Director)
Robert J. Brown

/s/ William T. Esrey	(Director)
William T. Esrey

/s/ Ann M. Gray	(Director)
Ann M. Gray

/s/ Dennis R. Hendrix	(Director)
Dennis R. Hendrix

/s/ George Dean Johnson, Jr.	(Director)
George Dean Johnson, Jr.

/s/ A. Max Lennon	(Director)
A. Max Lennon

/s/ Leo E. Linbeck, Jr.	(Director)
Leo E. Linbeck, Jr.

/s/ James G. Martin	(Director)
James G. Martin

/s/ Michael E.J. Phelps	(Director)
Michael E.J. Phelps

/s/ James T. Rhodes	(Director)
James T. Rhodes